SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 25, 2000

                    The Interpublic Group of Companies, Inc.
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               (Exact Name of Registrant as Specified in Charter)


   Delaware                           1-6686                 13-1024020
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(State or Other Jurisdiction      (Commission File          (IRS Employer
       of Incorporation)                Number)          Identification No.)


    1271 Avenue of the Americas, New York, New York             10020
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      (Address of Principal Executive Offices)                (Zip Code)


               Registrant's telephone number, including area code:
                                  212-399-8000


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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.   Other Events.

     Two press releases issued by The Interpublic Group of Companies, Inc. ("Interpublic") with respect to its year-end and fourth quarter results for 1999 are attached as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

     This document contains forward-looking statements. Statements that are not historical facts, including statements about Interpublic's beliefs and expectations, are forward-looking statements. These statements are based on current plans, estimates and projections, and therefore you should not place undue reliance on them. Forward-looking statements speak only as of the date they are made, and Interpublic undertakes no obligation to update publicly any of them in light of new information or future events.

     Forward-looking statements involve inherent risks and uncertainties. Interpublic cautions you that a number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, those associated with the effect of national and regional economic conditions, the ability of Interpublic to attract new clients and retain existing clients, the financial success of the clients of Interpublic, and developments from changes in the regulatory and legal environment for advertising companies around the world.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         Exhibits.

         99.1     Press Release dated February 23, 2000.

         99.2     Press Release dated February 24, 2000.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              THE INTERPUBLIC GROUP OF
                                                COMPANIES, INC.



Date: February 25, 2000                       By: /s/ Nicholas J. Camera
                                                  -----------------------------
                                                  Nicholas J. Camera
                                                  VICE PRESIDENT, GENERAL
                                                  COUNSEL AND SECRETARY


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                                  EXHIBIT INDEX

Exhibits.

         99.1     Press Release dated February 23, 2000.

         99.2     Press Release dated February 24, 2000.